UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2006

                        Global Media Group Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-32721                   88-0492265
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)

           649 San Ramon Valley Boulevard, Danville, California 94526
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (925) 743-8880

             2102 Business Center Drive, Suite 130, Irvine CA 92612
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On May 3, 2006, Global Media Group Holdings, Inc., a Delaware corporation ("GMGH") entered a Purchase Agreement to acquire 100% of the outstanding capital stock of Global Media Group, Inc., a Nevada corporation ("GMG") from eight (8) persons. The transaction closed on May 11, 2006. GMG is a development stage company with a plan of operation to acquire and develop a select portfolio of media and entertainment businesses. On February 17, 2006, GMG submitted a Letter of Intent to purchase up to 52.8% of the shares of a company. In connection with the execution of this Letter of Intent, GMG lent $16,000 on February 21, 2006 at 6% per annum due April 2, 2006 and extended to May 24, 2006, $10,000 on March 31, 2006 at 6% per annum due May 24, 2006. Further, on February 24, 2006, GMG submitted a Letter of Intent to purchase 100% of the shares of a second company. In connection with the execution of this Letter of Intent, GMG lent $10,000 on March 31, 2006 at 6% per annum and $50,000 on February 21, 2006 at 6% per annum, both due August 24, 2006. Further, on April 8, 2006 GMG submitted a Letter of Intent to purchase up to 65% of a third company. On April 19, 2006 GMG submitted a Letter of Intent to purchase 100% of the shares of a fourth company. On May 1, 2006 GMG submitted a Letter of Intent to purchase 60% of the shares of a fifth company.

David Kol, the sole officer and director of GMGH, is a principal stockholder of GMG. The financial statements of GMG for the year ended December 31, 2005 are included as an exhibit to this report.

GMGH issued 9,650,000 shares of its $.001 par value common stock to acquire GMG from eight (8) persons.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the transaction described in Item 2.01, GMGH issued 9,650,000 shares of its $.001 par value common stock to acquire GMG from eight (8) persons. No underwriter, investment banker or broker was involved in the transaction. The GMGH securities were issued for 100% of the outstanding capital stock of GMG. The transaction was exempted from the registration requirements of the Securities Act based upon the exemption in Section 4(2) for transactions by an issuer not involving any public offering. Management of GMGH had a pre-existing business relationship with the stockholders of GMG; these persons have the requisite degree of financial sophistication and business experience to protect their own interests; there was no advertising or general solicitation; and the securities issued in the transaction will contain a legend stating that the securities were not registered under the Securities Act and referring to the restrictions on the transferability and sale of the securities.

GMGH issued 4,390,000 shares of its Series A Convertible Preferred Stock to four persons as signing bonuses for entering employment or consulting agreements with GMGH. No underwriter, investment banker or broker was involved in the transaction. The transaction was exempted from the registration requirements of the Securities Act based upon the exemption in Section 4(2) for transactions by an issuer not involving any public offering. Management of GMGH had a pre-existing business relationship with each person who acquired the securities; these persons have the requisite degree of financial sophistication and business experience to protect their own interests; there was no advertising or general solicitation; and the securities issued in the transaction will contain a legend stating that the securities were not registered under the Securities Act and referring to the restrictions on the transferability and sale of the securities.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 3, 2006, Andrew H. Orgel and Gregory Fish were appointed to fill two (2) vacancies on GMGH's Board of Directors. In addition, Mr. Orgel was appointed Chief Executive Officer and Secretary, and Mr. Fish was appointed Chief Financial Officer and Treasurer. Mr. Hossein Mahdavi was appointed Assistant Secretary.

Andrew H. Orgel, age 53, has been Managing Partner of Global Media Ventures, a media network development and management company. Orgel is a media industry leader with over 25 years of experience in the startup, management and growth of successful, consumer-driven media brands in the U.S., Canada and the U.K. He is recognized for building industry-dominant consumer brands, strong executive teams; creative and visionary programming, innovative marketing and broad-platform distribution. Following various positions at CBS, Orgel was part of the start-up executive team at and served as Vice President, Sales & Marketing of MTV, Nickelodeon and The Movie Channel and the original Vice President, Affiliate Sales & Marketing, and later the Senior Vice President, Programming & Production of the Arts & Entertainment Network, A&E. Orgel has been labeled by Success Magazine as "the man who made TV interactive." He co-founded Interactive Enterprises, an interactive media company which created personal media properties with major television, satellite and technology companies. Interactive Enterprises joined with U.S. West (now Qwest) to create Interactive Video Enterprises where he developed a suite of television services, with major retailers, manufacturers and telecommunications companies, for digital broadband delivery by telephone companies. He served as President, Video Jukebox Network, which he later re-branded "THE BOX: Music Television You Control," the first interactive television network, later acquired by MTV Networks. He was President and COO of Wisdom Media Group, where he led the company's Television, Radio, Internet and Print media businesses in the life improvement category. Orgel has been responsible for helping to raise in excess of $200 million for these media businesses.

Gregory D. Fish, age 52, is the President of G.D. Fish & Associates, Inc., a marketing and investment consulting firm founded in 1982. Fish has been in the investment services business for the last 26 years where he has formed and/or operated three different securities broker/dealers registered with the SEC and NASD. One of these firms grew to over 110 employees with sales in excess of $60 million. Fish has had the opportunity to participate in various management roles with the early development of over a dozen start-up ventures, and recently served as Managing Partner, ITN Media, LLC. In the real estate investment market, Fish has had development experience in apartments, mobile home park communities, senior living facilities, and retail. Most recently Fish helped develop a 160-unit senior care facility in Rocklin, California and has provided funding for dozens of 1031 exchange transactions. Fish received both an MBA in Finance and a BSC in Marketing from the University of Santa Clara.

Hossein Mahdavi, age 34, brings over 14 years of experience in business development and capital fundraising. His expertise involves equity trading, market analysis, capital financing and management of growth companies in the U.S. and Europe. Mahdavi has served in executive positions in a number of trading firms such as Redwood Trading, acquired by E*trade Professional and led Radical Corporation in the development its day trading software, acquired by ITG, a publicly traded company. He has been responsible for raising over $15,000,000 for start-up companies and privately held businesses.

At present, the directors do not receive separate compensation for their services as directors. Further, due to the limited size of the board and the plan of operation, GMGH does not have a separate audit committee or compensation committee. Mr. Fish is the financial expert serving on GMGH's board of directors.

Mr. Orgel, Mr. Mahdavi, and Mr. Fish received shares of GMGH Series A Convertible Preferred Stock as consideration for their agreement to provide services to GMGH. Mr. Orgel, Mr. Mahdavi and Mr. Fish received 1,650,000, 600,000, and 600,000 shares, respectively. Moreover, Mr. Orgel, Mr. Mahdavi and Mr. Fish were part of the eight (8) persons who sold GMG to GMGH. Under that transaction, Mr. Orgel, Mr. Mahdavi and Mr. Fish received 2,600,000, 1,400,000, and 1,450,000 shares of GMGH common stock, respectively.

GMGH's current President and Director, Mr. Kol received 1,540,000 shares of GMGH Series A Convertible Preferred Stock as consideration for his agreement to provide services to GMGH. Also, Mr. Kol was one of the eight (8) persons who sold GMG to GMGH. Under that transaction, Mr. Kol received 2,600,000 shares of GMGH common stock. GMG has written employment agreements with Mr. Kol, Mr. Orgel, and Mr. Fish and a Consulting Agreement with Mr. Mahdavi. Those agreements are included as exhibits to this report.

Item 8.01. Other Events.

As a result of the foregoing, GMGH intends to operate as a vertically-integrated holding company that will acquire and develop a select portfolio of media and entertainment businesses. GMGH plans to aggregate emerging content companies, as well as companies providing established infrastructure and new technology, and leverage the expertise of an experienced team of executives to build the assets and expand the portfolio. The company intends to efficiently accelerate the speed-to-market of new consumer channel and entertainment brands, use the power of television and video services to market technology and services and deliver this content to global audiences via multiple distribution platforms, and providing a fair return to shareholders.

In future periods, the company's revenues will come from 3 major areas: Sales (Spot Advertising, Sponsored Shows, Direct Sales, Merchandising and Branded Entertainment), Content (Program and Event Sales, Packaged Entertainment, Broadband Syndication, Subscription and Pay-Per-Use Fees) and Infrastructure (Technology Licensing, Production, Digital Asset Management, Distribution, Transmission, Marketing, Finance & Administration).

GMGH will provide key business support services that can allow these media brands to accelerate their development, launch and scale. GMGH's revenues are expected to come from the company's investments in its media and entertainment properties and from sustaining, scalable management fees. GMGH believes that its ownership and management can make the difference of whether a new, start up channel, program or show, technology venture or distribution platform will be successful. In addition, this relationship allows each of the businesses to focus on the core areas that are unique to it, using the resident skill sets within each company. In this way, both GMGH and the individual businesses will have a better opportunity to generate competitive financial returns.

GMGH's management team brings a solid depth and breadth of experience and industry relationships, a history of investing in and managing successful start-ups, strong management experience developing well-known, sustainable media and entertainment, technology and service businesses and a high level of expertise and industry knowledge. These provide its businesses with a high quality-approach and economies of scope not readily available to new media companies.

GMGH's management services include business and strategic planning, funding, market evaluation, staffing, sales, marketing, business development, distribution, content acquisition, production and programming for its properties.

KEY ELEMENTS OF SUCCESS

GMGH has established a collaboration of highly experienced industry advocates and professionals within its businesses. GMGH's management believes that this provides the company with a strong advantage for both initial revenue generation and long-term success.

Content

In the general media environment, each of its content brands will seek to become the definitive, digital media brand in its category and do what CNN did for news, MTV did for music, Nickelodeon did for children's programming and ESPN did for sports. Within its quest to provide lifestyle-based services that help audiences to "learn and live their passion," GMGH will strive to guide its businesses to be what The Food Network is to cooking, Home & Garden TV is to the home and `diy' is to the "do it yourself" area. GMGH's management team knows how to establish and build these brands because they have done it before.

GMGH has already identified and established significant initial distribution opportunities, developed a sound marketing and merchandising strategy and created a substantial business development network with roots over 20 years.

GMGH intends to build content through an extensive network of content rights holders, familiarity with existing libraries, and prior relationships with producers, programming executives and production companies. GMGH intends to carefully and efficiently acquire, license and originally produce content through agreements with these entities. Content will be high-quality, relevant, and hip and will feature well-know celebrities and leading experts in their field.

Initial targeted categories of content are those which inherently are transactional in nature. They include shopping, casino gaming lifestyle, place-based and personal media.

GMGH's content will be selected from a group of over 200 business plans, programming and network proposals. Its criteria includes: (1) a strong opportunity to dominate its category within the media space, (2) a large, passionate audience with existing, high consumer spending behavior and the opportunity for increasing transaction-based revenue, (3) broad, global potential, (4) the opportunity for increasing personalization of the media (live and recorded) experience through advances in technology, (5) the potential for seamless delivery to simultaneous, multiple distribution platforms and (6) a significant potential return for investors.

Distribution

In future periods, GMGH intends to build valuable media household reach by securing agreements with distribution aggregation companies including cable, satellite and broadcast television operators, Video On Demand channels, broadband channels, radio networks, print media, place-based media, on-location entertainment venues, mobile and podcasting, other out-of-home media platforms and interactive media. GMGH's management team has worked with virtually all distribution entities in building other network brands. The company's management team has expertise in the distribution of its brands simultaneously to multiple platforms, leveraging those platforms when there are significant, available audiences and targeting customers when they are ready to watch, listen, read, interact, move and buy.

Marketing

GMGH's marketing oversight includes strategic marketing and research activity, database marketing, consumer grassroots programs, core category constituency programs, media cross-promotion initiatives, trade campaigns, public relations, advertising, promotion and direct marketing.

GMGH anticipates that each content business in its portfolio will reside as a convergent media, marketing and merchandising brand to maximize the potential for broadband, digital interactivity and the true on-demand video experience.

BUSINESS PORTFOLIO

GMGH's objective is to remain focused, closely managing its business, building long-term equity through a growing portfolio of media assets, including content, distribution, people and marketing expertise.

The company intends to implement an acquisition and roll-up strategy to accelerate its market launches by accumulating category-valuable assets under its content and service brands. It will leverage each business in the portfolio to provide market, financial and strategic advantages to each of the others.

TEAM

GMGH's management team has been part of the start-up teams of MTV, Arts & Entertainment, HBO, E!, USA Network, Nickelodeon, The Movie Channel, The Box and U.S. West's Interactive Video Enterprises.

That team has been part of the growth of businesses like British Telecom, QVC UK, Showtime, Yahoo! and Netscape.

Management has advised companies like Sony Television, JskyB, Harrods, Canal+, Brazil's RBS Video, TVSN, Sydney, Kinnevik's TVG, Stockholm, Comcast International, Capitol Records, Burly Bear Network, Playboy Enterprises, DreamWorks, Paramount Studios, Universal Studios, Warner, Paramount and Disney Home Video, LucasFilm, HBO Video, Divx and Microsoft.

After the transactions discussed in this report, GMGH's Board of Directors consists of David Kol, Andrew Orgel and Gregory Fish. The executive officers are Andrew Orgel, Chief Executive Officer, David Kol, President, and Gregory Fish, Chief Financial Officer. The following persons are expected to make significant contributions in future periods.

James Caan, President, Entertainment Development

Oscar, Golden Globe and Emmy-nominated James Caan is one of the most versatile actors in motion pictures and television. He is best known for his Academy Award(R) nominated performance as Sonny Corleone in The Godfather, for his Emmy-nominated portrayal of football star Brian Piccolo in Brian's Song and currently for his starring role in the NBC television series, Las Vegas (www.nbc.com). Caan stars as Big Ed Deline, the head of the surveillance team for the Montecito Resort & Casino. Appearing in over 70 feature films in his career, Caan earned great recognition starring in Rob Reiner's highly successful and critically praised film Misery, a psychological thriller based on the novel by Stephen King; and in For the Boys, a romantic drama co-starring Bette Midler. Other roles include The Gambler, Funny Lady and Honeymoon in Vegas. " James Caan will next be seen on the big screen in Lars Von Trier's "Dogville", co-starring Nicole Kidman (www.dogvillemovie.com).

Bill Zaccheo, Managing Director, Sales, Marketing & Business Development

Bill Zaccheo is a veteran of the entertainment industry in both executive and consulting capacities. His career in the cable industry began with HBO in 1980 where he served as Regional Manager of the Southeast Region and was involved with the launch of Cinemax and USA Networks. Subsequently, his corporate positions have included successful tenures as Senior Vice President of Affiliate Relations at E! Entertainment Television and the Director of Affiliate Marketing for ESPN. Prior to his cable television career, Zaccheo was an Account Executive at McDonald & Little Advertising on Anheuser Busch, Tampa Bay Rowdies NASL Soccer and Clearwater Federal Savings & Loan. He is widely recognized for his expertise in business development, convergent technology and start-up operations, augmented by experience in television production and transactional marketing. He has strong and trusted business relationships across the media community, in-depth experience in managing critical operational areas including programming, production, sales, marketing and internet development and broad knowledge of distribution including cable, satellite, VOD, IPTV and wireless. As a consultant, clients have included Space Media, Reality 24-7, Gunthy-Renker Television, World Wrestling Entertainment, Vyvx, Comspan Entertainment, Graff Pay Per View, Planet Central Television, Parent Television, Network One, Style, FIT Net and American Interactive Media. He has been a member of the National Cable Television Association, CTAM and Past President of the Cable Co-Op.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

GLOBAL MEDIA GROUP, INC. FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (December 20, 2005) THROUGH DECEMBER 31, 2005.

(d) Exhibits.

Exhibit No.    Description
-----------    -----------

10.2           Purchase Agreement between GMGH and Eight Persons
10.3           Employment Agreement between Global Media Group, Inc. and Andrew
               H. Orgel
10.4           Employment Agreement between Global Media Group, Inc. and Gregory
               Fish
10.5           Employment Agreement between Global Media Group, Inc. and David
               Kol
10.6           Consulting Agreement between Global Media Group, Inc. and Hossein
               Mahdavi
10.7           Employment Agreement between Global Media Group Holdings, Inc.
               and James Caan

                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Global Media Group Holdings, Inc.



Date: May 11, 2006                            /s/ David Kol
                                              -------------
                                              David Kol, President

                            GLOBAL MEDIA GROUP, INC.
                              FINANCIAL STATEMENTS
                                 FOR THE PERIOD
                       FROM INCEPTION (December 20, 2005)
                           THROUGH DECEMBER 31, 2005

                               TABLE OF CONTENTS



Report of Independent Registered Public Accounting Firm......................F-1


Balance Sheet................................................................F-2


Statement of Operations......................................................F-3


Statement of Changes in Stockholders' Deficit................................F-4


Statement of Cash Flows......................................................F-5


Notes to Financial Statements................................................F-6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Global Media Group, Inc.

We have audited the accompanying balance sheet of Global Media Group, Inc. (a development stage company) (the Company) as of December 31, 2005, and the related statements of operations, stockholders' deficit and cash flows for the period from inception (December 20, 2005) through December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Media Group, Inc. as of December 31, 2005 and the results of its operations and cash flows for period from inception (December 20, 2005) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company presently has no operations and limited resources which raises substantial doubt as to its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Mendoza Berger & Company, LLP



Irvine, California
April 28, 2006

                            GLOBAL MEDIA GROUP, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                DECEMBER 31, 2005


                                     ASSETS

Total assets                                                         $     --
                                                                     ==========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT


Accounts payable                                                     $    2,500


Stockholders' deficit:
     Common stock, $.001 par value; 5,000,000 shares
       authorized; no shares issued and outstanding                        --
     Deficit accumulated during development stage                        (2,500)
                                                                     ----------

        Total stockholders' deficit                                      (2,500)
                                                                     ----------

        Total liabilities and stockholders' deficit                  $     --
                                                                     ==========






   The accompanying notes are an integral part of these financial statements

                            GLOBAL MEDIA GROUP, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
                FOR THE PERIOD FROM INCEPTION (December 20, 2005)
                            THROUGH DECEMBER 31, 2005


Revenues                                                         $      --
                                                                 -----------

Organization costs                                                     2,500
                                                                 -----------

Loss before  income taxes                                             (2,500)
                                                                 -----------

Provision for income taxes                                              --
                                                                 -----------

        Net loss                                                 $    (2,500)
                                                                 ===========








   The accompanying notes are an integral part of these financial statements


                            GLOBAL MEDIA GROUP, INC.
                          (A Development Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                FOR THE PERIOD FROM INCEPTION (December 20, 2005)
                            THROUGH DECEMBER 31, 2005




                                                                Deficit
                                                              Accumulated
                                      Common Stock               During          Total
                               ---------------------------    Development    Stockholders'
                                  Shares         Amount          Stage          Deficit
                               ------------   ------------   ------------    ------------
Balance at inception
  (December 20, 2005)                  --     $       --     $       --      $       --

Net loss                               --             --           (2,500)         (2,500)
                               ------------   ------------   ------------    ------------

Balance at December 31, 2005           --     $       --     $     (2,500)   $     (2,500)
                               ============   ============   ============    ============





   The accompanying notes are an integral part of these financial statements

                            GLOBAL MEDIA GROUP, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
                FOR THE PERIOD FROM INCEPTION (December 20, 2005)
                            THROUGH DECEMBER 31, 2005

                                                         Cumulative Amounts
                                                           from Inception
                                                        (December 20, 2005)
                                                        through December 31,
                                                                2005
                                                        ---------------------
Cash flows from operating activities:
     Net loss                                            $            (2,500)
     Adjustment to reconcile net loss to
     net cash used in operating activities:
         Changes in operating assets and liabilities:
             Increase in accounts payable                              2,500
                                                         -------------------

Net cash used in operating activities                                   --
                                                         -------------------

Cash, beginning of  period                                              --
                                                         -------------------

Cash, end of period                                      $              --
                                                         ===================







   The accompanying notes are an integral part of these financial statements

                            GLOBAL MEDIA GROUP, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD FROM INCEPTION (December 20, 2005)
                            THROUGH DECEMBER 31, 2005


1.       BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
         --------------------------------------------

         Business
         --------

         Global Media Group, Inc. (a Development-Stage Company) (the "Company") was incorporated on December 20, 2005 under the laws of the State of Nevada. The Company intends to develop operating opportunities through business combinations or mergers. To date, the Company has not conducted any significant operations, and its activities have focused primarily on incorporation activities, organizational efforts, and identifying potential acquisition and merger candidates. Since the Company has not yet commenced any principal operations and has not yet earned significant revenues, the Company is considered a development-stage company as of December 31, 2005.

         Management Estimates
         --------------------

         The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Income Taxes
         ------------

         The Company uses the liability method of accounting for income taxes. Accordingly, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the year's taxable income for federal income tax reporting purposes.

         Going Concern And Management's Plans
         ------------------------------------

         The Company presently has no operations and limited financial and other resources. Such matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with respect to these conditions are to search for operating opportunities through business combinations or mergers. In the interim, the Company will require minimal overhead, and key administrative and management functions will be provided by stockholders. Accordingly, the accompanying financial statements have been presented under the assumption that the Company will continue as a going concern.

                            GLOBAL MEDIA GROUP, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD FROM INCEPTION (December 20, 2005)
                            THROUGH DECEMBER 31, 2005


1.       BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)
         --------------------------------------------

         Recent Accounting Pronouncements
         --------------------------------

         The Company has adopted accounting pronouncements issued before December 31, 2005 that are applicable to the Company. The Company has determined as of December 31, 2005 there are no recent pronouncements that, if adopted, would have a material effect on the financial statements.

2.       SUBSEQUENT EVENTS
         -----------------

         Convertible Notes Payable
         -------------------------

         Subsequent to December 31, 2005, the Company issued the following convertible notes payable:

         Convertible notes payable carrying an interest
           rate of 9% and maturing on January 31,
           2007. The principal and accrued interest are
           convertible into shares of common stock at a
           conversion rate of $1 for one share of
           common stock (1:1).                                      $   241,310

         Convertible notes payable carrying an interest
           rate of 9% and maturing on January 31,
           2007. The principal and accrued interest are
           convertible into shares of common stock at a
           conversion rate of $1 for two shares of
           common stock (1:2). $60,000 of these notes
           payable were issued to related parties.                      472,000
                                                                    -----------

                                                                    $   713,310
                                                                    ===========

         None of the convertible debt was converted into shares of Company common stock through the date of the report.

                            GLOBAL MEDIA GROUP, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD FROM INCEPTION (December 20, 2005)
                            THROUGH DECEMBER 31, 2005


2.       SUBSEQUENT EVENTS (Continued)
         -----------------

         Common Stock
         ------------

         In April 2006 the Company increased its authorized shares of common stock from 2,500 shares with no par value to 5,000,000 shares authorized with a par value of $.001. The Company's financial statements reflect the subsequent increase in authorized shares and related par value change in order to accurately present the current status of the Company. On April 7, 2006, 965 common shares were issued to officers, directors and consultants for services rendered valued at $9,700.

         Consulting Agreement
         --------------------

         On January 1, 2006, the Company entered into a consulting agreement with five consultants. The consultants agreed to assist the Company in arranging financing, identifying businesses to acquire and other duties. The term of the agreement is twelve months, and the consultants may charge up to $550,000 as compensation for their services. As of the date of this report, $490,000 was paid in conjunction with the consulting agreement.

         Letters of Intent
         -----------------

         On February 17, 2006 the Company submitted a Letter of Intent to purchase up to 52.8% of the shares of a company. In connection with the execution of this Letter of Intent, the Company lent $16,000 on February 21, 2006 at 6% per annum and $10,000 on March 31, 2006 at 6% per annum which are both due May 24, 2006.

         On February 24, 2006 the Company submitted a Letter of Intent to purchase 100% of the shares of a company. In connection with the execution of this Letter of Intent, the Company lent $10,000 on March 31, 2006 at 6% per annum and $50,000 on February 21, 2006 at 6% per annum, both due August 24, 2006.

EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.2           Purchase Agreement between GMGH and Eight Persons
10.3           Employment Agreement between Global Media Group, Inc. and Andrew
               H. Orgel
10.4           Employment Agreement between Global Media Group, Inc. and Gregory
               Fish
10.5           Employment Agreement between Global Media Group, Inc. and David
               Kol
10.6           Consulting Agreement between Global Media Group, Inc. and Hossein
               Mahdavi
10.7           Employment Agreement between Global Media Group Holdings, Inc.
               and James Caan








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